UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2026

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 13, 2026, Boston Omaha Corporation (the “Company”) issued a press release entitled “Boston Omaha Corporation Announces Second Quarter 2026 Financial Results” (the "Press Release"). The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Press Release was also simultaneously filed on the Company’s website. On the same date, the Company filed on its website a presentation entitled "Boston Omaha Q2 2026 Financial Results" (the "Presentation"). A copy of the Presentation is attached to this Current Report on Form 8-K as Exhibit 99.2. The Press Release also provided information as to the location of the Presentation on the Company's website. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated August 13, 2026 titled “Boston Omaha Corporation Announces Second Quarter 2026 Financial Results.”
99.2	Presentation dated August 13, 2026 titled "Boston Omaha Q2 2026 Financial Results"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger, Chief FiInancial Officer

Date: August 13, 2026

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